OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
         Share Certificate for Service Shares (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within
                8-1/4" x 10-3/4" decorative border, 5/16" wide)

                (upper left corner): NUMBER [of shares]

                (upper right) SERVICE SHARES

                (centered
                below boxes)   A Series of Panorama Series Fund, Inc.

                A MARYLAND CORPORATION
                SERIES: OPPENHEIMER INTERNATIONAL GROWTH FUND FUND/VA

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                         CERTAIN DEFINITIONS

                                          (box with number)


      (at left)     is the owner of

      (centered)FULLY PAID SERVICE SHARES OF BENEFICIAL
           INTEREST OF


                     OPPENHEIMER INTERNATIONAL GROWTH FUND/VA a series of PANORAMA SERIES FUND, INC. (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.






      (signature                        Dated:           (signature
      at left of seal)                                        at right of seal)

      /s/ Brian W. Wixted                                /s/     Bridget     A.
Macaskill
      -----------------------                            -------------------
      TREASURER                                     PRESIDENT


                        (centered at bottom)
                   1-1/2" diameter facsimile seal
                            with legend
            OPPENHEIMER INTERNATIONAL GROWTH FUND FUND/VA
                                SEAL
                                1981
                        MARYLAND CORPORATION


(at lower right, printed
 vertically)                        Countersigned
                               OPPENHEIMERFUNDS SERVICES (A DIVSION
OF OPPENHEIMERFUNDS, INC.)
                               Denver (Colo.)      Transfer Agent

                               By ____________________________
                                    Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                     as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________  Custodian _______________
                               (Cust)               (Minor)

                               UNDER UGMA/UTMA ___________________
                                                (State)


Additional abbreviations may also be used though not on above list.

For  Value   Received   ................   hereby   sell(s),   assign(s),   and
transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

--------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

__________________________________________________________ Service Shares of the
beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                               Signed: __________________________
                                    --------------------------------
                          (Both must sign if joint tenancy)

                          Signature(s) __________________________
                          guaranteed      Name of Firm or Bank
                          by:       _____________________________
                                    Signature of Officer

(text printed                 NOTICE: The signature(s) to this assignment
vertically to right           must correspond with the name(s) as
of  above   paragraph)   written   upon  the   right  of  above   face  of  the
certificate
                                     in  every  particular  paragraph)  without
alteration or
                                     enlargement or any change whatever.

(text printed in                Signatures must be guaranteed by a U.S.
box    to    left    of    commercial     bank    or    trust    company,     a
Federally-chartered savings and loan signature(s)        association,         a
foreign bank having a U.S. firm of a national securities
                exchange.


n1a/panorama/616.2001servicesharecert


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